Subsequent Event	12 Months Ended
Dec. 31, 2011
Subsequent Events [Text Block]
23.	Subsequent Event

On January 31, 2012, the Company issued 901,546 ordinary shares at a consideration of $114,163 to Platinum Partners Value Arbitrage Fund LP to raise fund for financing the operations of the Company. Mark Nordlicht, a member of the board of directors of the Company, is the Chief Executive Officer of Platinum Partners Value Arbitrage Fund LP., the Company agreed to refund the subscription money back to Platinum.

On March 22, 2012, the Company disposed the assets of Hubei Chutian to the joint venture partner Hubei Chutian Radio & Television Information Network Co., Ltd at a consideration of $59,378,819 (RMB374,140,000). In accordance with the term of the agreement, JYNT agreed to transfer back the 49% equity interest to Hubei SOE. Meanwhile, JYNT agreed to terminate the joint venture contractual agreement, technical services agreement and loan agreement with Hubei Chutian and Hubei SOE respectively. As a result, Hubei Chutian was no longer the operating joint venture of JYNT since then. Up to the date of the audit report, the Company has received settlement of $59,061,404 (RMB372,140,000) from Hubei Chutian Radio & Television Information Network Co., Ltd. The estimated gain on disposal of Hubei Chutian was $9 million.

HUBEI CHUTIAN VIDEO COMMUNICATION NETWORK CO., LTD. [Member]
Subsequent Events [Text Block]	22. Subsequent Event On January 10, 2012, the Company entered into a sale and leaseback arrangement from a financial leasing company for a lease loan of $7,935,374 (RMB50,000,000).